EXHIBIT 99.1

Program: Washington Mutual Mortgage Securities Corp. sponsor of prior securitized pools of fixed rate residential mortgage loans (non-traditional or "alternative A" underwriting standards) for which it or WaMu Acceptance Corp. acted as depositor in a registered transaction

Aggregate Delinquency, Loss and Foreclosure Experience by Vintage Year

Series Designation for Prior Securitized Pool:	2005		2004		2003		2002		2001

	By Number of	By Dollar Amount of	By Number of	By Dollar Amount of	By Number of	By Dollar Amount of	By Number of	By Dollar Amount of	By Number of	By Dollar Amount of
	Mortgage Loans	Mortgage Loans	Mortgage Loans	Mortgage Loans	Mortgage Loans	Mortgage Loans	Mortgage Loans	Mortgage Loans	Mortgage Loans	Mortgage Loans

10/01/2005-12/31/2005
Total Mortgage Loans at begining of period	29,762	$6,644,604,326.00	8,991	$2,217,089,151.64	4,567	$1,317,686,311.86	890	$216,454,324.01	200	$46,070,099.65
Total Mortgage Loans at end of of period	35,150	$8,514,436,027.67	8,417	$2,070,444,990.55	4,169	$1,189,726,675.37	802	$192,284,316.88	183	$41,289,767.96
Period of delinquency for Mortgage Loans at End of Period (1)
30-59 Days	749	$176,501,756.48	154	$32,846,864.97	79	$21,841,431.11	19	$3,613,035.91	13	$3,783,339.98
60-89 Days	118	$20,557,658.94	42	$7,551,189.65	25	$4,728,878.92	11	$1,623,044.50	3	$394,384.18
90-119 Days	51	$8,640,204.69	14	$4,003,797.73	6	$1,170,254.14	3	$654,361.83	0	$0.00
120 Days or More	33	$4,435,897.97	16	$3,359,058.10	8	$3,101,819.69	8	$972,866.28	5	$1,184,584.17
Total Delinquent Mortgage Loans at the end Period	951	$210,135,518.08	226	$47,760,910.45	118	$30,842,383.86	41	$6,863,308.52	21	$5,362,308.33
Delinquency Rate (2)	2.71%	2.47%	2.69%	2.31%	2.83%	2.59%	5.11%	3.57%	11.48%	12.99%
Foreclosures at End of Period (3)	58	$7,596,772.93	33	$7,624,480.92	22	$5,626,169.50	9	$1,659,478.81	8	$3,743,458.58
Foreclosures Ratio (4)	0.17%	0.09%	0.39%	0.37%	0.53%	0.47%	1.12%	0.86%	4.37%	9.07%
REO at End of Period (3)	9	$1,375,001.11	9	$1,162,249.45	17	$4,197,004.12	2	$192,464.27	1	$79,049.62
REO Ratio (4)	0.03%	0.02%	0.11%	0.06%	0.41%	0.35%	0.25%	0.10%	0.55%	0.19%
Aggregate Gross Losses (5)		$1,665,921.80		$3,277,835.98		$1,291,629.58		$1,138,366.05		$2,153,418.76
Aggregate Subsequent Recoveries/Losses (6)		($3,305.11)		($242,495.00)		($499,804.61)		($382.12)		($785,229.03)
Aggregate Net Losses (7)		$1,662,616.69		$3,035,340.98		$791,824.97		$1,137,983.93		$1,368,189.73
Average Net Loss (8)		$39,586.11		$53,251.60		$41,675.00		$71,124.00		$45,606.32
Aggregate Net Loss Ratio (9)		0.01%		0.02%		0.03%		0.07%		0.43%
Cumulative Aggregate Net Loss Ratio (10)		0.02%		0.06%		0.02%		0.04%		0.03%
Prepayment Ratio (11)		3.74%		6.24%		9.43%		10.64%		9.52%
Cumulative Prepayment Ratio (12)		5.34%		30.83%		59.10%		49.43%		56.91%

07/01/2005-09/30/2005
Total Mortgage Loans at begining of period	21,058	$4,433,158,095.29	9,823	$2,438,522,626.79	5,142	$1,494,141,906.72	985	$242,113,501.48	227	$52,441,189.20
Total Mortgage Loans at end of of period	25,836	$5,589,570,641.75	8,992	$2,217,084,159.01	4,567	$1,317,686,311.86	890	$216,454,324.01	200	$46,070,099.65
Period of delinquency for Mortgage Loans at End of Period (1)
30-59 Days	607	$120,823,091.25	166	$36,074,232.33	73	$16,988,776.04	29	$4,946,578.24	18	$4,651,108.79
60-89 Days	100	$16,673,917.59	44	$9,069,941.89	17	$4,016,357.18	20	$2,369,584.15	3	$1,254,327.33
90-119 Days	16	$2,681,510.96	15	$3,998,738.79	11	$2,477,680.17	3	$583,818.76	2	$347,087.99
120 Days or More	29	$4,680,188.42	3	$441,350.26	6	$1,674,078.24	1	$232,950.17	1	$30,574.58
Total Delinquent Mortgage Loans at the end Period	752	$144,858,708.22	228	$49,584,263.27	107	$25,156,891.63	53	$8,132,931.32	24	$6,283,098.69
Delinquency Rate (2)	2.91%	2.59%	2.54%	2.24%	2.34%	1.91%	5.96%	3.76%	12.00%	13.64%
Foreclosures at End of Period (3)	27	$3,365,506.87	28	$5,028,074.46	29	$9,474,434.02	13	$3,124,606.97	7	$3,323,733.29
Foreclosures Ratio (4)	0.10%	0.06%	0.31%	0.23%	0.63%	0.72%	1.46%	1.44%	3.50%	7.21%
REO at End of Period (3)	13	$1,740,208.62	10	$1,981,575.88	14	$3,182,687.51	4	$920,629.23	2	$556,058.01
REO Ratio (4)	0.05%	0.03%	0.11%	0.09%	0.31%	0.24%	0.45%	0.43%	1.00%	1.21%
Aggregate Gross Losses (5)		$1,243,656.54		$2,840,621.74		$887,701.35		$982,711.13		$1,956,168.66
Aggregate Subsequent Recoveries/Losses (6)		($3,665.70)		($230,734.81)		($499,804.61)		($382.12)		($785,229.03)
Aggregate Net Losses (7)		$1,239,990.84		$2,609,886.93		$387,896.74		$982,329.01		$1,170,939.63
Average Net Loss (8)		$38,749.71		$51,174.25		$25,859.78		$75,563.77		$40,377.23
Aggregate Net Loss Ratio (9)		0.02%		0.01%		0.00%		0.05%		0.00%
Cumulative Aggregate Net Loss Ratio (10)		0.02%		0.06%		0.01%		0.03%		0.03%
Prepayment Ratio (11)		4.55%		8.68%		11.58%		10.12%		11.31%
Cumulative Prepayment Ratio (12)		5.00%		27.87%		56.30%		48.63%		56.81%

04/01/2005-06/30/2005
Total Mortgage Loans at begining of period	11,490	$2,234,482,918.89	10,714	$2,679,542,920.34	5,787	$1,691,282,331.71	1,088	$271,929,630.48	249	$59,251,365.68
Total Mortgage Loans at end of of period	19,086	$3,869,218,255.79	9,824	$2,439,024,291.57	5,142	$1,494,141,906.72	985	$242,113,501.48	227	$52,441,189.20
Period of delinquency for Mortgage Loans at End of Period (1)
30-59 Days	436	$86,220,192.39	165	$42,816,833.08	76	$20,638,502.11	31	$5,329,337.97	6	$1,859,970.21
60-89 Days	79	$12,393,627.60	38	$5,314,704.38	33	$8,719,494.88	8	$2,041,226.86	6	$1,830,661.26
90-119 Days	21	$2,397,060.96	12	$3,076,784.68	9	$2,068,368.10	3	$457,285.82	0	$0.00
120 Days or More	5	$450,685.24	8	$1,537,663.97	8	$1,810,532.27	1	$94,442.10	2	$655,784.03
Total Delinquent Mortgage Loans at the end Period	541	$101,461,566.19	223	$52,745,986.11	126	$33,236,897.36	43	$7,922,292.75	14	$4,346,415.50
Delinquency Rate (2)	2.83%	2.62%	2.27%	2.16%	2.45%	2.22%	4.37%	3.27%	6.17%	8.29%
Foreclosures at End of Period (3)	52	$7,116,568.98	24	$5,243,280.62	23	$8,045,211.40	10	$3,525,319.86	5	$2,081,063.11
Foreclosures Ratio (4)	0.27%	0.18%	0.24%	0.21%	0.45%	0.54%	1.02%	1.46%	2.20%	3.97%
REO at End of Period (3)	27	$4,627,303.64	14	$2,602,793.99	8	$2,309,155.44	7	$1,817,455.46	2	$557,683.53
REO Ratio (4)	0.14%	0.12%	0.14%	0.11%	0.16%	0.15%	0.71%	0.75%	0.88%	1.06%
Aggregate Gross Losses (5)		$518,979.67		$2,583,332.58		$873,561.96		$869,032.30		$1,956,168.66
Aggregate Subsequent Recoveries/Losses (6)		($4,140.23)		($230,828.10)		($438,333.76)		($382.12)		($785,229.03)
Aggregate Net Losses (7)		$514,839.44		$2,352,504.48		$435,228.20		$868,650.18		$1,170,939.63
Average Net Loss (8)		$25,741.97		$56,012.01		$29,015.21		$78,968.20		$40,377.23
Aggregate Net Loss Ratio (9)		0.02%		0.03%		0.00%		0.07%		0.02%
Cumulative Aggregate Net Loss Ratio (10)		0.01%		0.05%		0.01%		0.03%		0.03%
Prepayment Ratio (11)		4.67%		8.51%		11.43%		10.49%		11.14%
Cumulative Prepayment Ratio (12)		2.97%		23.35%		52.41%		47.77%		56.69%

01/01/2005-03/31/2005
Total Mortgage Loans at begining of period	1,490	$290,715,815.25	11,628	$2,932,318,626.61	6,427	$1,891,910,681.46	1,208	$307,521,181.93	281	$68,955,553.19
Total Mortgage Loans at end of of period	7,507	$1,434,288,703.27	10,715	$2,679,616,836.32	5,787	$1,691,282,331.71	1,088	$271,929,630.48	249	$59,251,365.68
Period of delinquency for Mortgage Loans at End of Period (1)
30-59 Days	177	$29,673,588.82	203	$43,006,253.46	85	$19,482,527.48	34	$5,651,313.41	7	$2,342,493.19
60-89 Days	14	$2,713,466.41	34	$6,339,718.24	14	$3,581,105.21	8	$1,495,641.59	2	$328,800.63
90-119 Days	10	$1,537,132.10	7	$1,136,760.49	16	$5,326,265.97	3	$539,201.15	0	$0.00
120 Days or More	5	$496,286.69	6	$1,804,195.55	5	$1,714,327.70	0	$0.00	3	$1,462,068.20
Total Delinquent Mortgage Loans at the end Period	206	$34,420,474.02	250	$52,286,927.74	120	$30,104,226.36	45	$7,686,156.15	12	$4,133,362.02
Delinquency Rate (2)	2.74%	2.40%	2.33%	1.95%	2.07%	1.78%	4.14%	2.83%	4.82%	6.98%
Foreclosures at End of Period (3)	53	$7,106,904.55	57	$10,790,103.56	27	$7,090,786.67	10	$3,532,268.86	8	$4,121,646.75
Foreclosures Ratio (4)	0.71%	0.50%	0.53%	0.40%	0.47%	0.42%	0.92%	1.30%	3.21%	6.96%
REO at End of Period (3)	14	$1,987,356.18	15	$2,169,907.73	8	$1,893,806.04	10	$2,406,396.02	4	$905,807.58
REO Ratio (4)	0.19%	0.14%	0.14%	0.08%	0.14%	0.11%	0.92%	0.88%	1.61%	1.53%
Aggregate Gross Losses (5)		$163,897.14		$1,836,794.01		$827,494.42		$685,205.92		$1,941,518.27
Aggregate Subsequent Recoveries/Losses (6)		$0.00		($118,148.76)		($438,333.76)		($382.12)		($485,562.17)
Aggregate Net Losses (7)		$163,897.14		$1,718,645.25		$389,160.66		$684,823.80		$1,455,956.10
Average Net Loss (8)		$32,779.43		$50,548.39		$32,430.06		$76,091.53		$51,998.43
Aggregate Net Loss Ratio (9)		0.06%		0.02%		0.00%		0.01%		0.00%
Cumulative Aggregate Net Loss Ratio (10)		0.01%		0.04%		0.01%		0.02%		0.03%
Prepayment Ratio (11)		7.47%		7.79%		10.39%		11.17%		13.23%
Cumulative Prepayment Ratio (12)		1.46%		18.47%		48.06%		46.78%		56.54%

10/01/2004-12/31/2004
Total Mortgage Loans at begining of period			12,759	$3,152,809,645.46	7,235	$2,153,238,883.97	1,356	$349,652,959.39	317	$82,354,895.36
Total Mortgage Loans at end of of period			11,767	$2,955,266,576.63	6,427	$1,891,910,681.46	1,208	$307,521,181.93	281	$68,955,553.19
Period of delinquency for Mortgage Loans at End of Period (1)
30-59 Days			280	$63,403,192.85	106	$26,208,245.43	42	$8,846,852.79	9	$2,304,751.49
60-89 Days			47	$6,452,814.53	21	$5,010,689.27	6	$1,342,017.85	11	$2,464,403.37
90-119 Days			21	$4,871,362.88	4	$1,081,839.45	0	$0.00	3	$785,304.15
120 Days or More			20	$3,438,543.84	4	$1,160,313.66	4	$1,225,144.49	2	$650,776.44
Total Delinquent Mortgage Loans at the end Period			368	$78,165,914.10	135	$33,461,087.81	52	$11,414,015.13	25	$6,205,235.45
Delinquency Rate (2)			3.13%	2.64%	2.10%	1.77%	4.30%	3.71%	8.90%	9.00%
Foreclosures at End of Period (3)			47	$9,820,306.38	28	$7,844,347.04	12	$2,711,985.73	10	$5,046,525.94
Foreclosures Ratio (4)			0.40%	0.33%	0.44%	0.41%	0.99%	0.88%	3.56%	7.32%
REO at End of Period (3)			17	$2,845,143.44	7	$1,111,892.95	10	$2,066,182.99	4	$1,179,936.29
REO Ratio (4)			0.14%	0.10%	0.11%	0.06%	0.83%	0.67%	1.42%	1.71%
Aggregate Gross Losses (5)				$1,244,219.37		$827,494.42		$663,463.98		$1,941,518.27
Aggregate Subsequent Recoveries/Losses (6)				($118,178.07)		($438,333.76)		$0.00		($485,562.17)
Aggregate Net Losses (7)				$1,126,041.30		$389,160.66		$663,463.98		$1,455,956.10
Average Net Loss (8)				$40,215.76		$32,430.06		$94,780.57		$51,998.43
Aggregate Net Loss Ratio (9)				0.03%		0.00%		0.14%		0.08%
Cumulative Aggregate Net Loss Ratio (10)				0.02%		0.01%		0.02%		0.03%
Prepayment Ratio (11)				7.98%		11.92%		11.52%		15.80%
Cumulative Prepayment Ratio (12)				13.59%		43.64%		45.59%		56.34%

07/01/2004-09/30/2004
Total Mortgage Loans at begining of period			12,639	$2,979,663,929.43	8,166	$2,466,359,429.95	1,520	$396,143,490.15	364	$100,132,103.48
Total Mortgage Loans at end of of period			11,627	$2,944,671,576.87	7,235	$2,153,238,883.97	1,356	$349,652,959.39	317	$82,354,895.36
Period of delinquency for Mortgage Loans at End of Period (1)
30-59 Days			318	$74,287,166.80	99	$25,110,474.26	31	$8,780,836.08	19	$5,082,973.21
60-89 Days			62	$14,614,697.09	19	$4,995,758.37	2	$353,472.58	3	$881,168.50
90-119 Days			11	$2,629,614.41	9	$1,805,490.70	2	$587,484.64	2	$697,895.95
120 Days or More			9	$2,463,064.80	6	$1,997,870.70	7	$1,365,799.63	3	$1,562,906.11
Total Delinquent Mortgage Loans at the end Period			400	$93,994,543.10	133	$33,909,594.03	42	$11,087,592.93	27	$8,224,943.77
Delinquency Rate (2)			3.44%	3.19%	1.84%	1.57%	3.10%	3.17%	8.52%	9.99%
Foreclosures at End of Period (3)			20	$4,285,498.60	38	$11,590,898.12	20	$5,934,950.82	11	$5,102,653.10
Foreclosures Ratio (4)			0.17%	0.15%	0.53%	0.54%	1.47%	1.70%	3.47%	6.20%
REO at End of Period (3)			7	$2,116,163.41	4	$844,241.38	11	$2,795,494.74	6	$1,425,912.93
REO Ratio (4)			0.06%	0.07%	0.06%	0.04%	0.81%	0.80%	1.89%	1.73%
Aggregate Gross Losses (5)				$359,839.05		$750,114.07		$168,672.72		$1,872,012.61
Aggregate Subsequent Recoveries/Losses (6)				$331.58		($438,257.76)		$0.00		($359,951.78)
Aggregate Net Losses (7)				$360,170.63		$311,856.31		$168,672.72		$1,512,060.83
Average Net Loss (8)				$20,009.48		$34,650.70		$56,224.24		$52,140.03
Aggregate Net Loss Ratio (9)				0.00%		0.00%		0.04%		0.01%
Cumulative Aggregate Net Loss Ratio (10)				0.01%		0.01%		0.01%		0.03%
Prepayment Ratio (11)				6.43%		12.49%		11.33%		17.37%
Cumulative Prepayment Ratio (12)				9.30%		37.86%		44.19%		56.06%

04/01/2004-06/30/2004
Total Mortgage Loans at begining of period			5,606	$1,529,645,628.81	9,480	$2,933,738,006.30	1,774	$478,697,907.72	448	$130,560,836.24
Total Mortgage Loans at end of of period			9,180	$2,359,333,968.43	8,166	$2,466,359,429.95	1,521	$396,143,490.15	364	$100,132,103.48
Period of delinquency for Mortgage Loans at End of Period (1)
30-59 Days			202	$45,358,756.61	127	$35,446,060.45	29	$5,801,769.73	12	$3,709,582.28
60-89 Days			31	$6,253,647.54	28	$6,617,581.41	6	$1,867,577.85	6	$2,755,379.24
90-119 Days			18	$4,969,009.31	12	$3,492,628.91	10	$1,889,708.27	1	$397,332.84
120 Days or More			10	$2,605,900.45	7	$2,631,577.61	2	$278,377.87	4	$1,064,626.51
Total Delinquent Mortgage Loans at the end Period			261	$59,187,313.91	174	$48,187,848.38	47	$9,837,433.72	23	$7,926,920.87
Delinquency Rate (2)			2.84%	2.51%	2.13%	1.95%	3.09%	2.48%	6.32%	7.92%
Foreclosures at End of Period (3)			35	$8,115,379.49	20	$4,786,265.24	28	$7,127,011.55	13	$5,502,998.67
Foreclosures Ratio (4)			0.38%	0.34%	0.24%	0.19%	1.84%	1.80%	3.57%	5.50%
REO at End of Period (3)			10	$1,931,320.49	5	$633,786.07	16	$3,749,347.73	8	$3,492,927.32
REO Ratio (4)			0.11%	0.08%	0.06%	0.03%	1.05%	0.95%	2.20%	3.49%
Aggregate Gross Losses (5)				$295,297.94		$710,746.95		$1,204.35		$1,865,000.89
Aggregate Subsequent Recoveries/Losses (6)				$321.72		($435,504.35)		$0.00		$13,318.98
Aggregate Net Losses (7)				$295,619.66		$275,242.60		$1,204.35		$1,878,319.87
Average Net Loss (8)				$22,739.97		$39,320.37		$1,204.35		$62,610.66
Aggregate Net Loss Ratio (9)				0.02%		0.00%		0.00%		0.34%
Cumulative Aggregate Net Loss Ratio (10)				0.01%		0.01%		0.00%		0.04%
Prepayment Ratio (11)				9.07%		15.69%		16.84%		22.45%
Cumulative Prepayment Ratio (12)				6.53%		30.93%		42.63%		55.68%

01/01/2004-03/31/2004
Total Mortgage Loans at begining of period			998	$249,860,536.40	10,971	$3,390,464,991.57	2,072	$575,440,644.68	567	$172,690,946.02
Total Mortgage Loans at end of of period			4,185	$1,136,128,335.74	9,480	$2,933,738,006.30	1,774	$478,697,907.72	448	$130,560,836.24
Period of delinquency for Mortgage Loans at End of Period (1)
30-59 Days			108	$25,265,785.22	146	$40,977,976.88	51	$11,076,119.61	16	$5,586,759.41
60-89 Days			6	$1,092,083.52	32	$8,272,373.27	12	$4,747,299.09	5	$1,385,295.79
90-119 Days			4	$1,121,216.90	16	$5,077,323.54	5	$1,468,205.14	6	$1,823,902.52
120 Days or More			4	$1,098,444.58	10	$2,652,572.35	4	$545,124.35	5	$1,665,930.86
Total Delinquent Mortgage Loans at the end Period			122	$28,577,530.22	204	$56,980,246.04	72	$17,836,748.19	32	$10,461,888.58
Delinquency Rate (2)			2.92%	2.52%	2.15%	1.94%	4.06%	3.73%	7.14%	8.01%
Foreclosures at End of Period (3)			13	$3,017,605.59	10	$2,495,364.67	35	$8,729,022.87	16	$6,588,412.38
Foreclosures Ratio (4)			0.31%	0.27%	0.11%	0.09%	1.97%	1.82%	3.57%	5.05%
REO at End of Period (3)			6	$847,354.30	6	$423,167.95	11	$3,120,915.87	8	$3,794,254.75
REO Ratio (4)			0.14%	0.07%	0.06%	0.01%	0.62%	0.65%	1.79%	2.91%
Aggregate Gross Losses (5)				$0.00		$655,884.53		$1,204.35		$1,423,846.45
Aggregate Subsequent Recoveries/Losses (6)				$0.00		$1,052.35		$0.00		$15,206.76
Aggregate Net Losses (7)				$0.00		$656,936.88		$1,204.35		$1,439,053.21
Average Net Loss (8)				$0.00		$109,489.48		$1,204.35		$55,348.20
Aggregate Net Loss Ratio (9)				0.00%		0.02%		0.00%		0.22%
Cumulative Aggregate Net Loss Ratio (10)				0.00%		0.01%		0.00%		0.03%
Prepayment Ratio (11)				21.69%		11.52%		16.45%		23.73%
Cumulative Prepayment Ratio (12)				4.17%		20.58%		39.82%		55.04%

10/01/2003-12/31/2003
Total Mortgage Loans at begining of period					12,164	$3,572,252,081.76	2,368	$673,371,602.64	753	$241,111,857.19
Total Mortgage Loans at end of of period					11,522	$3,478,135,919.25	2,072	$575,440,644.68	569	$172,989,864.94
Period of delinquency for Mortgage Loans at End of Period (1)
30-59 Days					459	$141,454,579.74	64	$17,378,960.61	21	$6,905,955.55
60-89 Days					49	$15,593,785.50	8	$3,138,462.50	13	$4,034,721.82
90-119 Days					12	$3,711,004.34	9	$2,734,366.91	9	$2,653,924.58
120 Days or More					9	$2,995,229.68	11	$1,842,606.28	7	$2,821,367.89
Total Delinquent Mortgage Loans at the end Period					529	$163,754,599.26	92	$25,094,396.30	50	$16,415,969.84
Delinquency Rate (2)					4.59%	4.71%	4.44%	4.36%	8.79%	9.49%
Foreclosures at End of Period (3)					14	$1,746,686.39	37	$8,947,805.31	23	$10,211,607.68
Foreclosures Ratio (4)					0.12%	0.05%	1.79%	1.55%	4.04%	5.90%
REO at End of Period (3)					11	$1,630,784.41	7	$2,456,450.21	14	$6,291,149.92
REO Ratio (4)					0.10%	0.05%	0.34%	0.43%	2.46%	3.64%
Aggregate Gross Losses (5)						$48,844.37		$0.00		$1,041,737.19
Aggregate Subsequent Recoveries/Losses (6)						$0.00		$0.00		$24,066.99
Aggregate Net Losses (7)						$48,844.37		$0.00		$1,065,804.18
Average Net Loss (8)						$24,422.19		$0.00		$46,339.31
Aggregate Net Loss Ratio (9)						0.00%		0.00%		0.11%
Cumulative Aggregate Net Loss Ratio (10)						0.00%		0.00%		0.02%
Prepayment Ratio (11)						6.99%		14.22%		27.84%
Cumulative Prepayment Ratio (12)						11.79%		36.53%		54.15%

07/01/2003-09/30/2003
Total Mortgage Loans at begining of period					7,208	$2,228,859,718.31	3,012	$901,697,671.65	1,150	$389,599,494.77
Total Mortgage Loans at end of of period					11,498	$3,384,071,774.97	2,368	$673,371,602.64	753	$241,111,857.19
Period of delinquency for Mortgage Loans at End of Period (1)
30-59 Days					261	$77,397,517.64	57	$14,557,865.80	35	$11,974,405.33
60-89 Days					37	$10,311,873.42	23	$6,215,077.14	9	$3,807,626.36
90-119 Days					8	$2,402,884.97	5	$1,325,915.85	4	$974,038.02
120 Days or More					5	$1,007,318.41	5	$1,555,553.04	5	$2,075,544.26
Total Delinquent Mortgage Loans at the end Period					311	$91,119,594.44	90	$23,654,411.83	53	$18,831,613.97
Delinquency Rate (2)					2.70%	2.69%	3.80%	3.51%	7.04%	7.81%
Foreclosures at End of Period (3)					31	$3,850,237.70	30	$7,391,835.79	25	$12,610,384.22
Foreclosures Ratio (4)					0.27%	0.11%	1.27%	1.10%	3.32%	5.23%
REO at End of Period (3)					7	$983,799.91	1	$591,867.85	15	$4,956,302.58
REO Ratio (4)					0.06%	0.03%	0.04%	0.09%	1.99%	2.06%
Aggregate Gross Losses (5)						$47,158.87		$0.00		$767,630.97
Aggregate Subsequent Recoveries/Losses (6)						$0.00		$0.00		$716.27
Aggregate Net Losses (7)						$47,158.87		$0.00		$768,347.24
Average Net Loss (8)						$47,158.87		$0.00		$40,439.33
Aggregate Net Loss Ratio (9)						0.00%		0.00%		0.00%
Cumulative Aggregate Net Loss Ratio (10)						0.00%		0.00%		0.02%
Prepayment Ratio (11)						8.60%		25.02%		37.83%
Cumulative Prepayment Ratio (12)						7.02%		33.21%		52.68%

04/01/2003-06/30/2003
Total Mortgage Loans at begining of period					3,609	$1,096,701,386.35	3,703	$1,162,882,251.49	1,674	$595,784,725.91
Total Mortgage Loans at end of of period					7,009	$2,127,701,520.05	3,013	$901,946,281.49	1,150	$389,599,494.77
Period of delinquency for Mortgage Loans at End of Period (1)
30-59 Days					59	$17,457,267.03	62	$16,417,820.43	48	$15,030,772.04
60-89 Days					4	$961,106.79	15	$2,431,599.45	4	$1,450,775.55
90-119 Days					0	$0.00	9	$2,815,674.62	9	$3,357,153.34
120 Days or More					0	$0.00	11	$4,459,086.83	5	$1,680,356.81
Total Delinquent Mortgage Loans at the end Period					63	$18,418,373.82	97	$26,124,181.33	66	$21,519,057.74
Delinquency Rate (2)					0.90%	0.87%	3.22%	2.90%	5.74%	5.52%
Foreclosures at End of Period (3)					0	$0.00	18	$5,003,986.63	37	$17,215,364.28
Foreclosures Ratio (4)					0.00%	0.00%	0.60%	0.55%	3.22%	4.42%
REO at End of Period (3)					0	$0.00	1	$32,810.34	11	$3,928,072.93
REO Ratio (4)					0.00%	0.00%	0.03%	0.00%	0.96%	1.01%
Aggregate Gross Losses (5)						$0.00		$0.00		$766,387.86
Aggregate Subsequent Recoveries/Losses (6)						$0.00		$0.00		$716.27
Aggregate Net Losses (7)						$0.00		$0.00		$767,104.13
Average Net Loss (8)						$0.00		$0.00		$45,123.77
Aggregate Net Loss Ratio (9)						0.00%		0.00%		0.00%
Cumulative Aggregate Net Loss Ratio (10)						0.00%		0.00%		0.02%
Prepayment Ratio (11)						7.20%		22.14%		34.32%
Cumulative Prepayment Ratio (12)						3.55%		25.36%		49.47%

01/01/2003-03/31/2003
Total Mortgage Loans at begining of period					772	$171,090,384.63	6,627	$1,750,060,044.85	2,444	$875,306,323.63
Total Mortgage Loans at end of of period					1,709	$360,117,582.47	4,321	$1,266,844,490.09	1,675	$595,892,599.89
Period of delinquency for Mortgage Loans at End of Period (1)
30-59 Days					26	$5,795,234.20	141	$37,744,846.67	48	$16,283,223.82
60-89 Days					0	$0.00	17	$6,674,677.67	14	$4,926,304.52
90-119 Days					0	$0.00	10	$1,469,883.62	6	$2,562,305.19
120 Days or More					0	$0.00	14	$3,196,732.87	9	$2,856,879.21
Total Delinquent Mortgage Loans at the end Period					26	$5,795,234.20	182	$49,086,140.83	77	$26,628,712.74
Delinquency Rate (2)					1.52%	1.61%	4.21%	3.87%	4.60%	4.47%
Foreclosures at End of Period (3)					0	$0.00	12	$3,142,008.09	33	$14,199,754.14
Foreclosures Ratio (4)					0.00%	0.00%	0.28%	0.25%	1.97%	2.38%
REO at End of Period (3)					0	$0.00	0	$0.00	9	$4,859,353.71
REO Ratio (4)					0.00%	0.00%	0.00%	0.00%	0.54%	0.82%
Aggregate Gross Losses (5)						$0.00		$0.00		$738,974.34
Aggregate Subsequent Recoveries/Losses (6)						$0.00		$0.00		$582.26
Aggregate Net Losses (7)						$0.00		$0.00		$739,556.60
Average Net Loss (8)						$0.00		$0.00		$49,303.77
Aggregate Net Loss Ratio (9)						0.00%		0.00%		0.00%
Cumulative Aggregate Net Loss Ratio (10)						0.00%		0.00%		0.02%
Prepayment Ratio (11)						2.06%		11.24%		30.38%
Cumulative Prepayment Ratio (12)						0.97%		16.41%		45.01%

10/01/2002-12/31/2002
Total Mortgage Loans at begining of period							5,607	$1,255,232,520.26	3,310	$1,212,043,695.99
Total Mortgage Loans at end of of period							6,627	$1,750,060,044.85	2,444	$875,306,323.63
Period of delinquency for Mortgage Loans at End of Period (1)
30-59 Days							134	$29,460,577.65	70	$25,959,991.73
60-89 Days							35	$9,638,692.05	26	$8,832,911.86
90-119 Days							9	$2,406,392.14	5	$1,155,088.71
120 Days or More							7	$1,903,910.02	3	$939,283.95
Total Delinquent Mortgage Loans at the end Period							185	$43,409,571.86	104	$36,887,276.25
Delinquency Rate (2)							2.79%	2.48%	4.26%	4.21%
Foreclosures at End of Period (3)							7	$1,655,228.36	34	$15,300,087.16
Foreclosures Ratio (4)							0.11%	0.09%	1.39%	1.75%
REO at End of Period (3)							0	$0.00	8	$6,437,920.92
REO Ratio (4)							0.00%	0.00%	0.33%	0.74%
Aggregate Gross Losses (5)								$0.00		$738,974.34
Aggregate Subsequent Recoveries/Losses (6)								$0.00		$582.26
Aggregate Net Losses (7)								$0.00		$739,556.60
Average Net Loss (8)								$0.00		$49,303.77
Aggregate Net Loss Ratio (9)								0.00%		0.01%
Cumulative Aggregate Net Loss Ratio (10)								0.00%		0.02%
Prepayment Ratio (11)								11.02%		27.49%
Cumulative Prepayment Ratio (12)								9.57%		39.21%

07/01/2002-09/30/2002
Total Mortgage Loans at begining of period							5,198	$1,013,010,958.20	5,313	$1,721,700,757.76
Total Mortgage Loans at end of of period							5,992	$1,239,040,318.80	3,324	$1,213,628,861.88
Period of delinquency for Mortgage Loans at End of Period (1)
30-59 Days							115	$23,547,635.12	59	$20,575,323.44
60-89 Days							25	$3,792,323.23	21	$7,713,322.56
90-119 Days							10	$2,481,149.12	4	$1,323,609.31
120 Days or More							4	$816,210.02	5	$3,324,845.06
Total Delinquent Mortgage Loans at the end Period							154	$30,637,317.49	89	$32,937,100.37
Delinquency Rate (2)							2.57%	2.47%	2.68%	2.71%
Foreclosures at End of Period (3)							1	$83,024.74	22	$9,282,891.95
Foreclosures Ratio (4)							0.02%	0.01%	0.66%	0.76%
REO at End of Period (3)							0	$0.00	6	$3,695,643.65
REO Ratio (4)							0.00%	0.00%	0.18%	0.30%
Aggregate Gross Losses (5)								$0.00		$635,910.21
Aggregate Subsequent Recoveries/Losses (6)								$0.00		$582.26
Aggregate Net Losses (7)								$0.00		$636,492.47
Average Net Loss (8)								$0.00		$45,463.75
Aggregate Net Loss Ratio (9)								0.00%		0.00%
Cumulative Aggregate Net Loss Ratio (10)								0.00%		0.01%
Prepayment Ratio (11)								8.52%		19.62%
Cumulative Prepayment Ratio (12)								7.34%		31.95%

04/01/2002-06/30/2002
Total Mortgage Loans at begining of period							4,574	$843,285,839.81	8,371	$2,320,205,191.69
Total Mortgage Loans at end of of period							5,138	$1,000,966,508.06	7,548	$2,045,538,320.37
Period of delinquency for Mortgage Loans at End of Period (1)
30-59 Days							106	$19,952,939.18	179	$44,084,760.46
60-89 Days							8	$2,206,736.05	25	$6,473,322.05
90-119 Days							0	$0.00	10	$1,696,872.62
120 Days or More							2	$109,588.63	14	$6,099,800.35
Total Delinquent Mortgage Loans at the end Period							116	$22,269,263.86	228	$58,354,755.48
Delinquency Rate (2)							2.26%	2.22%	3.02%	2.85%
Foreclosures at End of Period (3)							1	$207,893.66	38	$14,309,025.37
Foreclosures Ratio (4)							0.02%	0.02%	0.50%	0.70%
REO at End of Period (3)							0	$0.00	2	$373,334.59
REO Ratio (4)							0.00%	0.00%	0.03%	0.02%
Aggregate Gross Losses (5)								$0.00		$583,645.15
Aggregate Subsequent Recoveries/Losses (6)								$0.00		$582.26
Aggregate Net Losses (7)								$0.00		$584,227.41
Average Net Loss (8)								$0.00		$44,940.57
Aggregate Net Loss Ratio (9)								0.00%		0.01%
Cumulative Aggregate Net Loss Ratio (10)								0.00%		0.01%
Prepayment Ratio (11)								4.55%		11.46%
Cumulative Prepayment Ratio (12)								3.98%		24.58%

01/01/2002-03/31/2002
Total Mortgage Loans at begining of period							836	$178,965,710.23	14,581	$3,364,384,022.39
Total Mortgage Loans at end of of period							3,217	$609,552,057.49	12,664	$2,923,575,991.20
Period of delinquency for Mortgage Loans at End of Period (1)
30-59 Days							37	$8,199,838.67	369	$74,221,103.06
60-89 Days							1	$116,533.21	98	$21,579,038.24
90-119 Days							0	$0.00	35	$8,812,614.49
120 Days or More							0	$0.00	34	$14,305,419.97
Total Delinquent Mortgage Loans at the end Period							38	$8,316,371.88	536	$118,918,175.76
Delinquency Rate (2)							1.18%	1.36%	4.23%	4.07%
Foreclosures at End of Period (3)							0	$0.00	42	$11,548,747.88
Foreclosures Ratio (4)							0.00%	0.00%	0.33%	0.40%
REO at End of Period (3)							0	$0.00	6	$702,537.35
REO Ratio (4)							0.00%	0.00%	0.05%	0.02%
Aggregate Gross Losses (5)								$0.00		$283,014.45
Aggregate Subsequent Recoveries/Losses (6)								$0.00		$582.26
Aggregate Net Losses (7)								$0.00		$283,596.71
Average Net Loss (8)								$0.00		$31,510.75
Aggregate Net Loss Ratio (9)								0.00%		0.00%
Cumulative Aggregate Net Loss Ratio (10)								0.00%		0.01%
Prepayment Ratio (11)								6.95%		8.85%
Cumulative Prepayment Ratio (12)								2.00%		18.79%

10/01/2001-12/31/2001
Total Mortgage Loans at begining of period									11,798	$2,746,273,182.26
Total Mortgage Loans at end of of period									14,582	$3,364,384,022.39
Period of delinquency for Mortgage Loans at End of Period (1)
30-59 Days									213	$52,554,266.47
60-89 Days									51	$12,853,103.51
90-119 Days									20	$5,853,352.25
120 Days or More									16	$7,383,594.60
Total Delinquent Mortgage Loans at the end Period									300	$78,644,316.83
Delinquency Rate (2)									2.06%	2.34%
Foreclosures at End of Period (3)									16	$5,698,441.34
Foreclosures Ratio (4)									0.11%	0.17%
REO at End of Period (3)									5	$412,471.29
REO Ratio (4)									0.03%	0.01%
Aggregate Gross Losses (5)										$281,318.86
Aggregate Subsequent Recoveries/Losses (6)										$275.00
Aggregate Net Losses (7)										$281,593.86
Average Net Loss (8)										$40,227.69
Aggregate Net Loss Ratio (9)										0.00%
Cumulative Aggregate Net Loss Ratio (10)										0.01%
Prepayment Ratio (11)										11.11%
Cumulative Prepayment Ratio (12)										12.29%

07/01/2001-09/30/2001
Total Mortgage Loans at begining of period									9,292	$2,056,528,578.64
Total Mortgage Loans at end of of period									9,078	$2,095,446,899.57
Period of delinquency for Mortgage Loans at End of Period (1)
30-59 Days									205	$59,103,075.79
60-89 Days									33	$9,444,813.00
90-119 Days									7	$2,602,807.58
120 Days or More									7	$4,534,047.14
Total Delinquent Mortgage Loans at the end Period									252	$75,684,743.51
Delinquency Rate (2)									2.78%	3.61%
Foreclosures at End of Period (3)									10	$2,488,604.96
Foreclosures Ratio (4)									0.11%	0.12%
REO at End of Period (3)									8	$761,346.64
REO Ratio (4)									0.09%	0.04%
Aggregate Gross Losses (5)										$157,084.59
Aggregate Subsequent Recoveries/Losses (6)										$275.00
Aggregate Net Losses (7)										$157,359.59
Average Net Loss (8)										$39,339.90
Aggregate Net Loss Ratio (9)										0.00%
Cumulative Aggregate Net Loss Ratio (10)										0.01%
Prepayment Ratio (11)										6.38%
Cumulative Prepayment Ratio (12)										8.82%

04/01/2001-06/30/2001
Total Mortgage Loans at begining of period									4,982	$1,041,280,937.25
Total Mortgage Loans at end of of period									7,198	$1,581,913,791.94
Period of delinquency for Mortgage Loans at End of Period (1)
30-59 Days									176	$44,469,200.63
60-89 Days									38	$12,694,114.20
90-119 Days									1	$152,646.64
120 Days or More									2	$1,184,878.89
Total Delinquent Mortgage Loans at the end Period									217	$58,500,840.36
Delinquency Rate (2)									3.01%	3.70%
Foreclosures at End of Period (3)									15	$3,023,971.38
Foreclosures Ratio (4)									0.21%	0.19%
REO at End of Period (3)									8	$832,676.65
REO Ratio (4)									0.11%	0.05%
Aggregate Gross Losses (5)										$81,755.54
Aggregate Subsequent Recoveries/Losses (6)										$0.00
Aggregate Net Losses (7)										$81,755.54
Average Net Loss (8)										$27,251.85
Aggregate Net Loss Ratio (9)										0.01%
Cumulative Aggregate Net Loss Ratio (10)										0.00%
Prepayment Ratio (11)										8.93%
Cumulative Prepayment Ratio (12)										6.84%

01/01/2001-03/31/2001
Total Mortgage Loans at begining of period									808	$218,864,919.98
Total Mortgage Loans at end of of period									3,446	$723,185,419.30
Period of delinquency for Mortgage Loans at End of Period (1)
30-59 Days									38	$6,311,310.51
60-89 Days									6	$1,330,822.64
90-119 Days									0	$0.00
120 Days or More									1	$968,670.55
Total Delinquent Mortgage Loans at the end Period									45	$8,610,803.70
Delinquency Rate (2)									1.31%	1.19%
Foreclosures at End of Period (3)									13	$2,380,884.03
Foreclosures Ratio (4)									0.38%	0.33%
REO at End of Period (3)									8	$840,413.63
REO Ratio (4)									0.23%	0.12%
Aggregate Gross Losses (5)										$8,692.89
Aggregate Subsequent Recoveries/Losses (6)										$0.00
Aggregate Net Losses (7)										$8,692.89
Average Net Loss (8)										$8,692.89
Aggregate Net Loss Ratio (9)										0.00%
Cumulative Aggregate Net Loss Ratio (10)										0.00%
Prepayment Ratio (11)										15.74%
Cumulative Prepayment Ratio (12)										4.49%

     * If the cut-off date for a prior securitized pool occurs after the beginning of the specified period, then such cut-off date is deemed to be the beginning of the specified period for such prior securitized pool.

     (1) The indicated periods of delinquency reflect the number of days past due, based on a 30-day month.  No mortgage loan is considered delinquent for the purpose of this table until one month has passed after the related due date.  Any mortgage loan with respect to which the servicer has arranged a schedule for payment of any delinquent installments may be considered delinquent for the purpose of this table even if the mortgage loan is current under such schedule. A mortgage loan is no longer considered delinquent once foreclosure proceedings have begun.

     (2) Total delinquent mortgage loans, expressed as a percentage of total mortgage loans at the end of the specified period.

     (3) Includes mortgage loans for which foreclosure proceedings had been instituted or for which the related property had been acquired as of the end of the specified period.

     (4) Foreclosures and REO, expressed as a percentage of total mortgage loans at the end of the specified period.

     (5) The aggregate Gross Losses for the mortgage loans that were liquidated during the specified period. As used in this table, "Gross Loss" means, for each mortgage loan that was liquidated during the specified period, the excess, if any, of (a) the sum of (i) the outstanding principal balance of the mortgage loan immediately before liquidation plus accrued interest not previously paid or advanced and (ii) all previously unreimbursed advances of principal, interest or reimbursable servicing expenses with respect to the mortgage loan that were reimbursed in connection with such liquidation over (b) all amounts received in connection with the liquidation of the mortgage loan, including insurance such as primary mortgage insurance or ordinary hazard insurance)
         available solely for the mortgage loan or the related mortgaged property.

     (6) As used in this table, "Aggregate Subsequent Recoveries/Losses" means the aggregate Subsequent
         Recoveries received by the servicer during the specified period, reduced by the aggregate Subsequent
         Losses incurred during the specified period (expressed as a negative number in the event that the aggregate Subsequent Losses exceed the aggregate Subsequent Recoveries). As used in this table, with respect to each mortgage loan that was liquidated during or prior to the specified period,
         "Subsequent Recoveries" means any amounts received by the servicer with respect to such mortgage loan after such mortgage loan was liquidated, and "Subsequent Losses" means any reimbursable servicing expenses with respect to such mortgage loan that were reimbursed after such mortgage loan was liquidated.

     (7) As used in this table, "Aggregate Net Losses" means the aggregate Gross Losses for the mortgage loans that were liquidated during the specified period, reduced by (or, if Aggregate Subsequent
         Recoveries/Losses is a negative number, increased by) Aggregate Subsequent Recoveries/Losses for the specified period.

     (8) The average Net Loss on the mortgage loans that were liquidated and that experienced a Gross
         Loss during the specified period. As used in this table, "Net Loss" means, for each mortgage loan that experienced a Gross Loss, such Gross Loss, reduced by any Subsequent Recoveries received for such mortgage loan during the specified period, and increased by any
         Subsequent Losses incurred with respect to such mortgage loan during the specified period.

     (9) Aggregate Net Losses, expressed as a percentage of total mortgage loans at the beginning of the specified period.

     (10) The sum of Aggregate Net Losses for the specified period and for all prior periods since the pool cut-off date, expressed as a percentage of total mortgage loans as of the pool cut-off date.

     (11) The sum of (a) the aggregate amount of prepayments in full on the mortgage loans including liquidations) from the 15th day of the first calendar month of the specified period (or, if the specified period is the first period since the pool cut-off date, then from the pool cut-off date) through the 14th day of the calendar month immediately succeeding the specified period and (b) the aggregate amount of partial prepayments on the mortgage loans during the specified period, such sum expressed as a percentage of the aggregate principal balance of the mortgage loans as of the first day of the specified period (after deducting the scheduled principal payments due on or before that date, partial prepayments received before that date and prepayments in full received on or before the 14th day of the first calendar month of the specified period).

     (12) The sum of (a) the aggregate amount of prepayments in full on the mortgage loans including liquidations) from the pool cut-off date through the 14th day of the calendar month immediately succeeding the specified period and (b) the aggregate amount of partial prepayments on the mortgage loans from the pool cut-off date through the last day the specified period, such sum expressed as a percentage of the aggregate principal balance of the mortgage loans as of the pool cut-off date (after deducting the scheduled principal payments due on or before that date, partial prepayments received before that date and prepayments in full received before that date).